Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

FIRST AMENDMENT, dated as of April 28, 2005 (this “Amendment”), to the Guarantee and Collateral Agreement, dated as of April 27, 2004 (the “Guarantee and Collateral Agreement”), made by each of the signatories thereto (together with any other entity that may become a party thereto as provided therein, the “Grantors”), in favor of JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank) as Administrative Agent (in such capacity, the “Administrative Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of April 27, 2004 (the “Existing Credit Agreement,” as amended and restated by the Amended and Restated Credit Agreement (as defined below) and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Educate Operating Company, LLC (the “Borrower”), the Lenders, the Documentation Agent named therein and the Administrative Agent, and (ii) the other Secured Parties (as defined in the Guarantee and Collateral Agreement).

WHEREAS, concurrently with the execution of this Amendment, the Existing Credit Agreement will be amended and restated as of April 28, 2005 (the Existing Credit Agreement, as so amended and restated, the “Amended and Restated Credit Agreement”), to, among other things, (i) increase, extend and reprice the term loans existing under the Existing Credit Agreement and (ii) effect certain other related amendments to the Existing Credit Agreement;

WHEREAS, (i) pursuant to the Guarantee and Collateral Agreement the Grantors (other than the Borrower) signatories thereto prior to the date hereof (the “Existing Grantors”) have guaranteed the Borrower Obligations (as defined therein) and (ii) as collateral security for their respective obligations under the Loan Documents, the Existing Grantors have granted to the Administrative Agent a security interest in the Collateral described in the Security Documents;

WHEREAS, in connection with the Amended and Restated Credit Agreement, the Borrower has requested that the parties hereto agree to amend the Guarantee and Collateral Agreement in the manner provided for in this Amendment; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to continue or make any extensions of credit to the Borrower under the Amended and Restated Credit Agreement that the parties hereto shall have executed and delivered this Amendment to the Administrative Agent;

NOW THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Guarantee and Collateral Agreement.

SECTION 2. AMENDMENTS.

2.1 Amendments to Section 1.1 (Definitions).

(a) The definition of “Investment Property” is amended to read in its entirety as follows:

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock, any Capital Stock of Sylvan Canada, Inc. or any Capital Stock of Sylvan Germany, Inc. excluded from the definition of “Pledged Stock”) and (ii) in any event, all Pledged Notes and all Pledged Stock.

(b) The definition of “Pledged Stock” is amended to read in its entirety as follows:

“Pledged Stock”: (i) the shares of Capital Stock listed on Schedule 2 and (ii) any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary, or more than 65% of the total outstanding voting Capital Stock of Sylvan Canada, Inc., or more than 65% of the total outstanding voting Capital Stock of Sylvan Germany, Inc. be required to be pledged hereunder.

2.2 Amendment to Section 4.6 (Investment Property). Section 4.6(a) of the Guarantee and Collateral Agreement is hereby amended to read in its entirety as follows:

“4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitutes all the issued and outstanding shares of all classes of the Capital Stock of each Issuer (other than the outstanding shares of Capital Stock of eSylvan owned by any Person other than a Grantor) owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, the Capital Stock of Sylvan Germany, Inc. and the Capital Stock of Sylvan Canada, Inc., if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer, 65% of the Capital Stock of Sylvan Germany, Inc. and 65% of the Capital Stock of Sylvan Canada, Inc.”

2.3 Amendment to Schedules to the Guarantee and Collateral Agreement; Amendment to Representations and Warranties of the Guarantee and Collateral Agreement. The Schedules to the Guarantee and Collateral Agreement shall be amended by deleting the existing Schedules in their entirety and substituting in lieu thereof the new Schedules attached hereto (which Schedules shall include all information with respect to Additional Grantors as provided in Section 4. Notwithstanding anything to the contrary in the Guarantee and Collateral Agreement, from and after the date hereof, any reference in Section 4 (Representations and Warranties) of the Guarantee and Collateral Agreement to “on the date hereof” or “to the date hereof” shall mean on the date of this Amendment or to the date of this Amendment, as the case may be.

SECTION 3. ACKNOWLEDGEMENT AND REAFFIRMATION. Each of the Existing Grantors hereby acknowledges and agrees to the Amended and Restated Credit Amendment, and further acknowledges and agrees that the Obligations under the Existing Credit Agreement, as amended by the Amended and Restated Credit Amendment, may be increased and that the Obligations thereunder and under the other Loan Documents remain in full force and effect as of the date hereof. Each Grantor hereby agrees that each reference to the “Credit Agreement” in the Guarantee and Collateral Agreement shall be deemed to be a reference to the Amended and Restated Credit Agreement. Each Existing Grantor hereby (a) confirms and agrees that its liabilities under the Loan Documents are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects; (b) confirms and acknowledges that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all of the obligations which it has guaranteed, without offset, defense, cause of action or counterclaim of any kind or nature whatsoever; (c) reaffirms and admits the validity and enforceability of the Existing Credit Agreement, as amended by the Amended and Restated Credit Amendment and the Loan Documents to which it is a party and Liens in the Collateral which were granted by it pursuant to any of the Loan Documents or otherwise and (d) confirms such liens have the same perfected status and priority as existed immediately prior to the effectiveness of the Amended and Restated Credit Agreement, after giving effect to the amendment and restatement of the Existing Credit Agreement and this Amendment.

SECTION 4. ASSUMPTION. (a) By executing and delivering this Amendment, each party listed on Annex A hereto (each an “Additional Guarantor” and collectively, the “Additional Grantors”), as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement (as amended by this Amendment) as a Grantor thereunder and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. Each Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Amendment); provided that any reference in Section 4 (Representations and Warranties) of the Guarantee and Collateral Agreement to “on the date hereof” or “to the date hereof” shall mean on the date of this Amendment or to the date of this Amendment, as the case may be. Each Additional Grantor shall constitute a Grantor for purposes of this Amendment.

(b) Each Grantor (including each Existing Grantor and each Additional Grantor) hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all right, title and interest of Grantor in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of such Grantor’s Obligations.

SECTION 5. MISCELLANEOUS.

5.1 Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received this Amendment, executed and delivered by itself under the Guarantee and Collateral Agreement, and a duly authorized officer of each of the Grantors.

5.2 Representation and Warranties. After giving effect to the amendments contained herein, on the Restatement Effective Date, each Grantor hereby confirms that the representations and warranties set forth in Section 4 of the Guarantee and Collateral Agreement are true and correct in all material respects; provided that any reference in Section 4 (Representations and Warranties) of the Guarantee and Collateral Agreement to “on the date hereof” or “to the date hereof” shall mean on the date of this Amendment or to the date of this Amendment, as the case may be, and that no Default or Event of Default (as each of these terms are defined in the Amended and Restated Credit Agreement) shall have occurred and be continuing as of the Restatement Effective Date after giving effect to this Amendment.

5.3 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Guarantee and Collateral Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended by this Amendment, the provisions of the Guarantee and Collateral Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

5.4 Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

5.5 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.6 Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

5.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

EDUCATE OPERATING COMPANY, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

EDUCATE, INC.

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Chief Financial Officer

EDUCATE GROUP, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

PROGRESSUS THERAPY, INC.

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

SYLVAN LEARNING CENTERS, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

CATAPULT LEARNING, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

SYLVAN LEARNING, INC.

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

SLC CALIFORNIA, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

SYLVAN GERMANY, INC.

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

HOP, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

CONNECTIONS HOLDING, INC.

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

EDUCATION STATION, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

SYLVAN CANADA, INC.

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Kathryn A. Duncan
Name:	Kathryn A. Duncan
Title:	Vice President